UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 12, 2018

GREEN PLAINS PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37469	47-3822258
(Commission file number)	(IRS employer identification no.)

1811 Aksarben Drive, Omaha, Nebraska	68106
(Address of principal executive offices)	(Zip code)

(402) 884-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement

On October 12, 2018, Green Plains Operating Company LLC (“OpCo”), a wholly-owned subsidiary of Green Plains Partners LP, entered into, as borrower, a Third Amendment to Credit Agreement (“Amended Credit Facility”) to its 5-year credit agreement, dated July 1, 2015, with Bank of America, N.A., as administrative agent, and certain other commercial lending institutions as lenders and letter of credit issuing banks. Under the Amended Credit Facility, the lenders consented to allow the sale of the ethanol storage assets of no more than six (6) ethanol plants owned by our parent Green Plains Inc. and/or up to 600 million gallons of production capacity. Upon close of such sale, the revolving credit facility available to OpCo will be decreased from $235 million to $200 million. In addition, the lenders permitted the exchange of units as consideration for the transaction and also permitted modifications of various key operating agreements. There were no other significant changes in other covenants. The Amended Credit Facility may be increased by up to an aggregate of $20 million without the consent of the lenders.

The foregoing description of the Amended Credit Facility is not complete and is qualified in its entirety by reference to the full text of the Amended Credit Facility, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated into this Item 1.01 by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Amended Credit Facility provided above under Item 1.01 is incorporated into this Item 2.03 by reference. A copy of the Amended Credit Facility is filed as Exhibit 10.1 to this Current Report on Form 8‑K, which is incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits. The following exhibits are filed as part of this report.

Number	Description
10.1

Third Amendment to Credit Agreement, dated October 12, 2018, by and among Green Plains Operating Company LLC, as the Borrower, the subsidiaries of the Borrower identified therein, Bank of America, N.A. and the other lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2018	Green Plains Partners LP By: /s/ John W. Neppl John W. Neppl Chief Financial Officer (Principal Financial Officer)